Contract Assets and Contract Liabilities	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Contract Assets and Contract Liabilities
22.	CONTRACT ASSETS AND CONTRACT LIABILITIES
(a) Contract assets:

	2018	2019
Contract assets from bundle sales of mobile handsets and provision of service, net of allowance	1,824	1,856
Others	—	47

Sub-total	1,824	1,903
Less: Current portion	(1,254)	(1,308)

	570	595

The Group offers preferential packages to the customers which include the bundle sales of mobile handsets and provision of service. The total contract consideration of such preferential packages is allocated to service revenue and sales of handsets based on their standalone selling prices. The revenue relating to the sale of the handsets is recognized when the titles are passed to the customers and the consideration allocated to the sales of mobile handsets is gradually received during the contract period when the customers pay the monthly package fee.

(b) Contract liabilities

	Note	2018	2019
Advances received from customers for future services	(i)	41,567	39,498
Others		1,083	1,150

		42,650	40,648

(i)
Contract liabilities primarily arises from relates to the considerations received from customers before the Group satisfying performance obligations. It would be recognized as revenue upon the rendering of services. Approximately 96% of the contract liability balance as of December 31, 2018 was recognized as revenue for the year ended December 31, 2019 (2018: approximately 96%).